Exhibit 10.79


     LOC DEBT FACILITY AGREEMENT, dated as of April 18, 1990, among ELMORE, L.P., a limited partnership organized under the laws of California (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent under the Credit Agreement (as defined below) (the "Agent") and THE FUJI BANK, LIMITED, LOS ANGELES AGENCY, as Fronting Bank (the "Fronting Bank").

     The parties hereto, intending to be legally bound and in consideration of the premises and mutual covenants herein contained, hereby agree as follows:


                             ARTICLE I

                  DEFINITIONS AND INTERPRETATION

     SECTION 1.01 Definitions. For all purposes of this Agreement, the following terms shall have the following meanings:

     "Bank" means each bank or financial institution listed on the signature pages hereof, and its successors and assigns.

     "Collateralized LOCs" has the meaning set forth in Section
4.01.

     "Commercial Paper Notes" shall mean the short-term promissory notes to be issued payable to bearer or to a named payee in the form of Exhibit A-1 to the Depositary Agreement (or any variation thereof agreed to by the CP Dealers, the Agent, the Fronting Bank, the Banks, the Borrower and the Depositary), constituting LOC Debt of the Borrower, having a Face Amount of at least $100,000, having a term not greater than 270 days and not being subject to extension, automatic renewal or roll-over.

     "CP Dealer" shall mean Merrill Lynch Money Markets Inc. and/or Smith Barney, Harris Upham & Co. Inc. or any other Person appointed as a CP Dealer in a CP Dealer Agreement with the prior written consents of the Fronting Bank and the Agent, which consents shall not be unreasonably withheld.

     "CP Dealer Agreement" shall mean each Commercial Paper Dealer Agreement between the Borrower and a CP Dealer, substantially in the form attached to this Facility Agreement as Annex I, with only such changes therein as are permitted by Section
5.07 hereof.

     "Credit Agreement" shall mean the Amended and Restated Secured Credit Agreement, dated as of April 18, 1990 among the Borrower, the Banks, The Fuji Bank, Limited, Los Angeles Agency, as Fronting Bank and Morgan Guaranty Trust Company of New York, as Agent, as amended from time to time.

     "Date of Issuance" shall mean the date on which any LOC Debt is issued hereunder and under the Depositary Agreement.

     "Dealer" shall mean any CP Dealer or MTN Dealer.

     "Defeasance Account" has the meaning set forth in Section
4.01.

     "Defeasance Date" has the meaning set forth in Section 4.01.


     "Defeased Note" has the meaning set forth in Section 4.01.

     "Depositary" shall mean The Fuji Bank and Trust Company or any successor thereto as such pursuant to the Depositary
Agreement.

     "Depositary Agreement" shall mean a Depositary Agreement among the Borrower, the Fronting Bank, the Agent and the Depositary, concerning the issuance by the Borrower of LOC Debt, substantially in the form attached to this Facility Agreement as Annex III.

     "Facility Agreement" shall mean this LOC Debt Facility
Agreement.

     "Medium-Term Notes" shall mean the interest-bearing notes to be issued payable to the order of a named payee, in the form of Exhibit B-1 to the Depositary Agreement (or any variation thereof agreed to by the MTN Dealers, the Agent, the Fronting Bank, the Banks, the Borrower and the Depositary), constituting LOC Debt of the Borrower and having a term ending not earlier than 270 days from the date of issuance and not later than August 31, 2001.

     "MTN Dealer" shall mean Merrill Lynch Capital Markets, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Smith Barney, Harris Upham & Co. Incorporated and The First Boston Corporation or any other Person appointed as an MTN Dealer in an MTN
Distribution Agreement with the prior written consents of the Fronting Bank and the Agent, which consents shall not be unreasonably withheld.

     "MTN Distribution Agreement" shall mean each Medium-Term Note Distribution Agreement between the Borrower and an MTN Dealer, substantially in the form attached to this Facility Agreement as Annex II, with only such changes therein as are permitted by
Section 5.08 hereof.

     "Net Sales Price" shall mean with respect to any Note the initial purchase price of such Note minus the compensation payable to the relevant Dealer in connection with the sale of such Note.

     "Notes" has the meaning assigned to such term in the Depositary Agreement.

     "Notice of Defeasance" has the meaning set forth in Section
4.01.

     "Offering Material" shall have the meaning set forth in
Section 3.02(v).

     SECTION 1.02. Interpretation. Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in Article I of the Credit Agreement.

     SECTION 1.03. Construction. This Facility Agreement is supplemental to the Credit Agreement and shall be interpreted and applied in all respects as though it were a part thereof.

     SECTION 1.04.  Issuance Agreements.   The parties hereto
hereby approve each of this Facility Agreement, the Depositary Agreement, the CP Dealer Agreement, and the MTN Distribution Agreement, each of which shall constitute an Issuance Agreement for purposes of the Credit Agreement regardless of when executed and
delivered.   Each of the Banks authorizes and directs the Agent to
execute and deliver this Facility Agreement and the Depositary Agreement and to perform its obligations hereunder and thereunder as Agent for the Banks.


                            ARTICLE II

                     LOCs SUPPORTING LOC DEBT

     SECTION 2.01. Issuance of LOCs and Related LOC Debt. (a) Commitment. Upon the terms and subject to the conditions set forth herein, in the Depositary Agreement and in the Credit Agreement, and relying upon the representations and warranties set forth in clause (iv) of Section 3.02 hereof, the Fronting Bank agrees to issue LOCs in support of LOC Debt.

     (b) Description of LOCs and Related LOC Debt. Each LOC issued pursuant hereto shall (i) be printed on, or together with and attached to, a Commercial Paper Note or a Medium-Term Note and bear the same identifying number as such Commercial Paper Note or Medium-Term Note, respectively, and (ii) comply with Sections 2.02 and 2.03 of the Credit Agreement. Each Commercial Paper Note and related LOC or Medium-Term Note and related LOC shall be in the form required by, and duly completed, executed and authenticated in accordance with, the Depositary Agreement.

     SECTION 2.02. Issuance of Commercial Paper Notes. (a) Depositary Agreement; CP Dealer Agreement. As of the date hereof,
(i) the Borrower, by entering into the Depositary Agreement, has authorized and directed the Depositary to act as depositary for safekeeping of the Commercial Paper Notes and as the agent of the Borrower for the authentication, issuance and delivery of Commercial Paper Notes on the terms and conditions set forth herein and therein and (ii) the Borrower, by entering into the CP Dealer Agreement, has made arrangements for the sale of Commercial Paper Notes.

     (b)  Instructions not to Issue Commercial Paper Notes.   If at
any time the Agent determines, or is instructed by the Required Banks, that the Borrower is not entitled to issue Commercial Paper Notes under this Facility Agreement, the Credit Agreement or the Depositary Agreement, the Agent shall instruct the Borrower and the Depositary not to issue or release for delivery, and the CP Dealer
not to sell, Commercial Paper Notes.   When so instructed, the
Depositary shall not issue or release for delivery any Commercial
Paper Notes until such instructions are revoked.   Any pending
contracts to purchase Commercial Paper Notes from the Borrower shall not be consummated after the time of receipt by the CP Dealer of the stop notice. Any instructions given pursuant to this
Section 2.02(b) not to issue, release for delivery or sell Commercial Paper Notes (x) shall specify the reason therefor, including reference to the applicable provisions of the relevant Issuance Agreement, (y) shall be promptly confirmed in writing if not initially given in writing and (z) may be superseded, revised or revoked only by the Agent in writing. In no event shall the Agent, the Fronting Bank or the Depositary be liable to any party for any losses or claims arising out of any actions taken in accordance with this Section 2.02(b) absent gross negligence or willful misconduct of the Agent, the Fronting Bank or the Depositary.

     SECTION 2.03.  Issuance of Medium-Term Notes.  (a)
Depositary Agreement; MTN Distribution Agreement. As of the date hereof, (i) the Borrower, by entering into the Depositary Agreement, has authorized and directed the Depositary to act as depositary for safekeeping of the Medium-Term Notes and as the agent of the Borrower for the authentication, issuance and delivery of Medium-Term Notes on the terms and conditions set forth herein and therein and (ii) the Borrower, by entering into the MTN Distribution Agreement, has made arrangements for the sale of such Medium-Term Notes.

     (b) Instructions not to Issue Medium-Term Notes. If at any time the Agent determines, or is instructed by the Required Banks, that the Borrower is not entitled to issue Medium-Term Notes under this Facility Agreement, the Credit Agreement or the Depositary Agreement, the Agent shall instruct the Borrower and the Depositary not to issue or release for delivery, and the MTN Dealers not to consummate the sale of, Medium-Term Notes. When so instructed, the Depositary shall not issue or release for delivery any Medium-Term Notes notwithstanding the prior agreement by the MTN Dealers to
sell such Medium-Term Notes.   Any instructions given pursuant to
this Section 2.03(b) not to issue, release for delivery or consummate the sale of Medium-Term Notes (i) shall specify the reason therefor, including reference to the applicable provisions of the relevant Issuance Agreement, (ii) shall be promptly confirmed in writing if not initially given in writing and (iii) may be superseded, revised or revoked only by the Agent in writing. In no event shall the Agent, the Fronting Bank or the Depositary be liable to any party for any losses or claims arising out of actions taken in accordance with this Section 2.03(b) absent gross negligence or willful misconduct of the Agent, the Fronting Bank or the Depositary.

     SECTION 2.04. Payment from Fronting Bank's Funds. The Fronting Bank agrees that (a) all LOC Disbursements and disbursements with respect to Collateralized LOCs shall be paid only out of the general funds of the Fronting Bank, (b) no LOC Disbursements or disbursements with respect to Collateralized LOCs shall be contingent upon or directly or indirectly drawn from amounts on deposit in the Note Proceeds Account (as defined in the Depositary Agreement) or amounts on deposit in any account maintained by the Borrower with the Fronting Bank, (c) reimbursement for any LOC Disbursements will be sought and effected only after such LOC Disbursements have been made in accordance with the foregoing, whether by deposit of funds in the Special Payment Account (as defined in the Depositary Agreement) or otherwise, and (d) disbursements with respect to Collateralized LOCs shall be reimbursed first, pursuant to the Security Agreement from the Collateral in the Defeasance Accounts to the extent of such Collateral and second, directly from the Borrower.


                            ARTICLE III

                       CONDITIONS PRECEDENT

     SECTION 3.01. Conditions to First Issuance. The obligation of the Fronting Bank to issue the initial LOCs shall be subject to the satisfaction of the following conditions precedent (in addition to the conditions precedent set forth in Section 3.02 hereof and in
Article IV of the Credit Agreement) on the first Date of Issuance with respect to the Commercial Paper Notes or Medium-Term Notes to be issued on such first Date of Issuance:

     (i) the LOC Debt (x) if Commercial Paper Notes, shall have received the highest short-term rating from at least one of the nationally recognized rating agencies; provided that if the Commercial Paper Notes shall not have received such rating because of the credit rating of the Fronting Bank, the Borrower may waive this requirement by written notice to the Fronting Bank and (y) if Medium-Term Notes, shall have received the highest long-term rating for long-term debt securities from at least one of the nationally recognized rating agencies; provided that if the Medium-Term Notes shall not have received such rating because of the credit rating of the Fronting Bank, the Borrower may waive this requirement by written notice to the Fronting Bank;

       (ii) the Fronting Bank and the Agent shall have received the following:

       (A) executed counterparts of the Depositary Agreement, the CP Dealer Agreement and the MTN Distribution Agreement; and

       (B) such other documents as the Fronting Bank or the Agent may reasonably request; and

     (iii) the Borrower and the CP Dealer shall each have received an executed letter agreement in the form of Exhibit B to the CP Dealer Agreement from the Fronting Bank and the Borrower and the MTN Dealer shall each have received an executed letter agreement in the form of Exhibit C to the MTN Distribution
Agreement from the Fronting Bank.

     SECTION 3.02. Conditions to Each Issuance. The obligation of the Fronting Bank to issue LOCs shall be subject to the satisfaction of the following conditions precedent (in addition to the applicable conditions precedent set forth in Article IV of the Credit Agreement) to the satisfaction of the Agent on each proposed Date of Issuance:

     (i) the Depositary shall have received appropriate instructions in accordance with Section 3 of the Depositary
Agreement and, if required, the Fronting Bank and the Agent shall have received in a timely manner the requisite Notice of Issuance provided for in Section 2.04 of the Credit Agreement;

       (ii) the LOC Debt proposed to be issued shall not be subject to the registration requirements of the Securities Act of 1933 or any registration or qualification requirements under the securities or blue sky laws of any State unless the Agent and the Fronting Bank shall otherwise agree in writing prior to any such issuance;

      (iii) the Borrower shall be either (A) not an "investment company" and not a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940 or (B) exempt under an order of the Securities and Exchange Commission from the provisions of such Act, which order shall be in full force and effect and a copy of which shall have been delivered to the Agent and the Fronting Bank;

       (iv) on the Date of Issuance of such LOC Debt (and after giving effect to such issuance), the representations and warranties set forth in Section 3(c) of the Depositary Agreement shall be true and correct, with the same force and effect as though such representations and warranties had been made on and as of such date;

     (v) (A) each information statement, offering memorandum or other offering material (collectively, the "Offering Material") to be used in connection with any offer, issuance, sale or delivery of such LOC Debt shall have been delivered to the Fronting Bank, (B) the Offering Material shall not contain any untrue statement of a material fact or fail to state a material fact about the Borrower necessary in order to make the statements therein not misleading, and (C) the Offering Material shall be in form and substance satisfactory to the Fronting Bank;

       (vi) immediately after such issuance, no Default shall have occurred and be continuing;

      (vii) there shall not have been any restrictions imposed upon the Fronting Bank or the Borrower by any law or regulation of the United States or any State thereof or other governmental authority (including without limitation any legal lending limits imposed by law or regulations of the United States or any State thereof) which would prevent the Fronting Bank from issuing LOCs or which would prevent the issuance or sale of LOC Debt entitled to the benefits of LOCs;

     (viii)  the Depositary Agreement and either a CP Dealer
Agreement, in the case of an issuance of Commercial Paper Notes, or an MTN Distribution Agreement, in the case of an issuance of Medium-Term Notes, shall be in full force and effect and the Borrower shall not be in default under either of the Depositary
Agreement, the MTN Distribution Agreement or the CP Dealer
Agreement, as the case may be;

       (ix)  the sum of

       (A) the aggregate Face Amount of all Outstanding LOC Debt on such Date of Issuance (excluding all LOC Debt maturing on such day or becoming Defeased Notes on such day and including all LOC Debt being issued on such day) plus (B) the aggregate principal amount of all Loans outstanding on such Date of Issuance (excluding all Loans being repaid on such day and including all Loans being made on such day)

shall not exceed the aggregate Commitments of the Banks in effect on the Date of Issuance (after giving effect to any reduction thereof on such date);

     (x) if the maturity date of any LOC Debt being issued on such Date of Issuance will occur after any Commitment Reduction Date, the sum of the principal amount of Loans plus the Face Amount of Outstanding LOC Debt after such issuance and scheduled to mature after such Commitment Reduction Date will not exceed the aggregate Commitments of the Banks on such Commitment Reduction Date after giving effect to the scheduled reduction on such date of such Commitments;

       (xi) the aggregate Face Amount of Notes maturing on a single day shall not exceed $25,000,000;

      (xii) all fees due and payable to the Fronting Bank and the Depositary shall have been paid; and

     (xiii) each Note shall be identified as belonging to either Tranche A or Tranche B under the Credit Agreement and, to the extent practicable, the aggregate Loans and Notes attributable to a particular Tranche shall not exceed the aggregate Commitments with respect to such Tranche.

     Each Notice of Issuance and each instruction of the Borrower given pursuant to Section 3 of the Depositary Agreement to the Depositary to issue LOC Debt shall be deemed to be a representation and warranty by the Borrower to the Banks on the date thereof as to the facts set forth in clauses (ii), (iii),
(iv), (v), (vi), (vii) (to the extent applicable to the Borrower),
(viii) and (ix) of the preceding paragraph; provided that in the case of clause (v), such representation and warranty shall be deemed to exclude any information about the Fronting Bank or information not approved by the Borrower expressly for use therein.



                            ARTICLE IV

                        COLLATERALIZED LOCS

     SECTION 4.01. Defeased Notes. (a) If no Default has occurred and is continuing, the Borrower may, upon three Domestic Business Days' written notice to the Fronting Bank and the Agent (a "Notice of Defeasance"), at any time cash collateralize in full its reimbursement obligations with respect to LOCs (the "Collateralized LOCs") attached to any then-outstanding Medium-Term Notes (the
"Defeased Notes").   Each Notice of Defeasance shall specify the
serial number of, the face amount of, the interest rate on, and the interest payment dates of, each Defeased Note and the date of such collateralization (the
"Defeasance Date").

     (b) On or prior to the Defeasance Date, the Borrower shall establish, pursuant to the Depositary Agreement, a Defeasance Account into which the Borrower shall irrevocably deposit cash or Temporary Cash Investments in an amount which a firm of independent certified public accountants satisfactory to the Agent and the Fronting Bank shall reasonably determine to be sufficient to provide for reimbursing in full the Fronting Bank for disbursements made in respect of the Collateralized LOCs with respect to the principal of and interest on the Defeased Notes in the amounts and
at the times provided in each Defeased Note.   Each Defeasance
Account, and all moneys and securities therein (including interest thereon), shall be in the name of the Security Agent, shall be for the sole and exclusive benefit of the Fronting Bank and the Banks and shall constitute part of the Collateral under the Security Agreement. The Security Agent shall have the sole and exclusive right to effect any withdrawal or distribution from each Defeasance Account. The Borrower shall not have any legal or equitable right, title or interest in any Defeasance Account.

     (c) The Security Agent shall, prior to an Event of Default, apply the cash and Temporary Cash Investments on deposit in each Defeasance Account to reimburse the Fronting Bank for disbursements made from time to time in respect of Collateralized LOCs with respect to the interest on and principal of the Defeased Notes to which such Defeasance Account relates. After an Event of Default, the Security Agent shall apply the cash and Temporary Cash Investments on deposit in each Defeasance Account as provided in the Security Agreement.

     SECTION 4.02. Termination of Participations in Collateralized LOCs. The participations of the Banks in the Collateralized LOC in respect of each Defeased Note shall terminate at 5:00 P.M. (New York City time) on the Defeasance Date of such Defeased Note, and such Collateralized LOC shall thereupon cease to be an LOC for purposes of the Issuance Agreements, the Credit Agreement and the
Security Agreement.   Notwithstanding the termination of the
obligations of the Banks to participate in Collateralized LOCs, the Borrower shall remain obligated to reimburse the Fronting Bank in full for LOC Disbursements under such Collateralized LOCs, whether from funds on deposit in the Defeasance Accounts or otherwise.


                             ARTICLE V

                           MISCELLANEOUS

     SECTION 5.01. Notices, etc. Except as otherwise provided herein, all notices, demands, instructions and other communications required or permitted to be given to or made upon any party hereto or any other Person shall be given or made, as the case may be, as provided in Section 10.01 of the Credit Agreement.

     SECTION 5.02. Binding Effect; Assignment. This Facility Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign any of its rights or obligations hereunder without the consent of the other parties hereto.

     SECTION 5.03. Governing Law. This Facility Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed within the State of New York.

     SECTION 5.04. Execution in Counterparts. This Facility Agreement may be executed in any number of counterparts. Each counterpart, when so executed and delivered, shall be deemed to be an original, and all of such counterparts, taken together, shall constitute one and the same Facility Agreement.

     SECTION 5.05. Headings. Section headings used in this Facility Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 5.06.  Survival of Facility Agreement.  All
covenants, agreements, representations and warranties made herein shall survive the issuance of LOCs by the Fronting Bank and shall continue in full force and effect as long as any LOC is outstanding or any amount is owing to the Fronting Bank or any Bank in respect of any LOCs.

     SECTION 5.07. CP Dealer Agreement. Notwithstanding any provision in the Credit Agreement to the contrary, on five days' prior written notice to the Fronting Bank, the CP Dealer, the Agent and the Depositary, the Borrower may terminate any CP Dealer Agreement so long as at least one CP Dealer Agreement remains in effect. The Borrower may not amend, supplement, modify or waive the provisions of any CP Dealer Agreement in any respect materially adverse to the Fronting Bank, the Agent, the Banks or the Depositary without the prior written authorization of the Fronting
Bank, the Agent (acting for the Banks) and the Depositary.   The
Borrower may enter into additional CP Dealer Agreements without further written authorization so long as (i) each such additional CP Dealer Agreement shall be substantially in the form attached to this Facility Agreement as Annex I, subject only to such amendments, supplements and modifications permitted by this Section
5.07 and (ii) such agreements are with CP Dealers previously approved by the Fronting Bank and the Agent in writing.

     SECTION 5.08. MTN Distribution Agreement. Notwithstanding any provision of the Credit Agreement to the contrary, on five days' prior written notice to the Fronting Bank, the MTN Dealer, the Agent and the Depositary, the Borrower may terminate any MTN Distribution Agreement so long as at least one MTN Distribution
Agreement remains in effect.   The Borrower may not amend,
supplement, modify or waive the provisions of any MTN
Distribution Agreement in any respect materially adverse to the Fronting Bank, the Agent, the Banks or the Depositary without the prior written authorization of the Fronting Bank, the Agent (acting
for the Banks) and the Depositary.   The Borrower may enter into
additional MTN Distribution Agreements without further written authorization so long as (i) each such additional MTN Distribution Agreement shall be substantially in the form attached to this Facility Agreement as Annex II, subject only to such amendments, supplements and modifications permitted by this
Section 5.08 and (ii) such agreements are with MTN Dealers previously approved by the Fronting Bank and the Agent in writing.

     SECTION 5.09.  No Third Party Beneficiaries.   The benefits of
this Facility Agreement, the other Issuance Agreements and the Credit Agreement are intended solely for the parties hereto and thereto and nothing in this Facility Agreement is intended to give any holder of LOC Debt or beneficiary of any LOC any right, remedy or claim under this Agreement, the Issuance Agreements or the Credit Agreement.

     SECTION 5.10. Debt Without Recourse. All amounts payable pursuant to the Credit Agreement, the Security Agreement, the Deed of Trust and the Notes (as defined in the Credit Agreement) shall be paid only from the income of and the proceeds from the Leathers Facility and the Collateral. The Banks and the Fronting Bank agree that they will look solely to the income of and the proceeds from the Leathers Facility and the Collateral as provided in the Credit Agreement, in the Security Agreement and in the Deed of Trust, and none of Magma, Mission, Red Hill, San Felipe or any other partner of the Borrower shall be personally liable to the Banks or the Fronting Bank for any amounts payable under the Credit Agreement, the Security Agreement, the Deed of Trust and the Notes (as defined in the Credit Agreement) or, except for fraud, subject to any liability under the Credit Agreement; provided that the foregoing shall not relieve Magma, Mission, Red Hill, San Felipe or any other partner of the Borrower from any obligation it may have to return to the Borrower any amounts distributed to it in violation of the Credit Agreement or the Limited Partnership Agreement or as otherwise required by the laws of the State of California.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.


               ELMORE, L.P., a limited
                 partnership organized under the
                 laws of the State of California

                    By:  RED HILL GEOTHERMAL, INC.,
                    a Delaware corporation, a
                    general partner

                         By: /s/ Wallace C. Dieckmann
                             Name:
                             Title:  Vice President



                    By:  NIGUEL ENERGY COMPANY,
                    a California corporation,
                    a general partner


                         By: /s/ Scott B. T. Sinclair
                             Name:
                             Title:  Vice President
                                       and Treasurer


               THE FUJI BANK, LIMITED,
                 LOS ANGELES AGENCY,
                 as Fronting Bank



               By: /s/ Kenichiro Tanaka
                   Name:
                   Title:  Joint General Manager


               THE FUJI BANK, LIMITED,
                 LOS ANGELES AGENCY



               By: /s/ Kenichiro Tanaka
                   Name:
                   Title:  Joint General Manager



               THE LONG-TERM CREDIT BANK
                 OF JAPAN, LTD.



               By: /s/ Yutaka Hotta
                   Name:
                   Title:    Deputy General Manager



               THE SUMITOMO BANK, LIMITED



               By: /s/ Toshiyuki Kashima
                   Name:
                   Title:   Joint General Manager



               UNION BANK OF SWITZERLAND,
                 LOS ANGELES BRANCH



               By: /s/ Paul E. Barbian
                   Name:
                   Title: Vice President

               By: /s/ Paul G. Naumann
                   Vice President



               MORGAN GUARANTY TRUST COMPANY
                 OF NEW YORK



               By: /s/ George L. Brown
                   Name:
                   Title:    Vice President



               TOKYO LEASING (U.S.A.) INC.



               By: /s/ Minoru Okada
                   Name:
                   Title:  President



               THE MITSUBISHI BANK, LIMITED,
                 NEW YORK BRANCH



               By: /s/ Robert J. Munczinski
                   Name:
                   Title: Senior Vice President
                            and Chief Manager

               MORGAN GUARANTY TRUST COMPANY
                 OF NEW YORK, as Agent



               By: /s/ George L. Brown
                   Name:
                   Title:   Vice President